UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2022

PATHFINDER ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40074	98-1575384
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1950 University Avenue Suite 350 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 321-4910

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fifth of one redeemable warrant	PFDRU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	PFDR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PFDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

On October 3, 2022, Pathfinder Acquisition Corporation, a Cayman Islands exempted company incorporated with limited liability (“Pathfinder”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Pathfinder, Movella Inc., a Delaware corporation (“Movella”), and Motion Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Pathfinder (“Merger Sub”). The Business Combination Agreement and the transactions contemplated thereby (collectively, the “Business Combination”) were approved by the boards of directors of each of Pathfinder, Movella and Merger Sub and Pathfinder in its capacity as the sole shareholder of Merger Sub.

The Business Combination and Consideration

The Business Combination Agreement provides for, among other things, the following transactions will occur on the date on which the Closing occurs (the “Closing Date”):

(i) Pathfinder will transfer by way of continuation from the Cayman Islands to the State of Delaware and domesticate as a Delaware corporation in accordance with Section 388 of the DGCL and Part XII of the Cayman Islands Companies Act (as revised), pursuant to which Pathfinder’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication”), and, in connection with the Domestication, (A) Pathfinder’s name will be changed to “Movella Holdings, Inc.” (“New Movella”) and (B) each outstanding Class A ordinary share of Pathfinder and each outstanding Class B ordinary share of Pathfinder (other than those forfeited pursuant to the Sponsor Letter Agreement, as set forth below) will become one share of common stock of New Movella (the “New Movella Common Stock”); (C) each issued and outstanding whole warrant to purchase a Class A ordinary share of Pathfinder will automatically represent the right to purchase one share of New Movella Common Stock at an exercise price of $11.50 per share on the terms and conditions set forth in the Pathfinder warrant agreement (the “New Movella Warrants”) and (D) the governing documents of Pathfinder will be amended and restated and become the certificate of incorporation and the bylaws of New Movella; and in connection with clauses (C) and (D) of this paragraph, each issued and outstanding unit of Pathfinder that has not been previously separated into the underlying Class A ordinary shares of Pathfinder and the underlying warrants of Pathfinder prior to the Domestication will be cancelled and will entitle the holder thereof to one share of New Movella Common Stock and one-fifth of one warrant representing the right to purchase one share of New Movella Common Stock at an exercise price of $11.50 per share on the terms and conditions set forth in the Pathfinder warrant agreement;

(ii) on the Closing Date prior to the time the Merger becomes effective (the “Effective Time”) Movella will engage in a pre-closing recapitalization (the “Pre-Closing Recapitalization”) on the terms and subject to the conditions set forth in the Business Combination Agreement;

(iii) following the Domestication, Merger Sub will merge with and into Movella, with Movella as the surviving company of the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of New Movella (the “Merger”);

(iv) in accordance with the terms and subject to the conditions of the Business Combination Agreement, at the Effective Time, each share of capital stock of Movella (other than any dissenting shares and shares that may be cancelled and exchanged in accordance with the terms of the Business Combination Agreement) issued and outstanding as of immediately prior to the Effective Time will be exchanged for shares of New Movella Common Stock and outstanding Movella options to purchase shares of Movella (whether vested or unvested) will be exchanged for comparable options to purchase New Movella Common Stock, in each case, based on an implied Movella pre-transaction equity value of $375 million, subject to adjustment.

The Business Combination is expected to close in the first quarter of 2023, subject to the required approval by Pathfinder’s shareholders, delivery of the certain written consents of Movella’s shareholders and the fulfillment of other customary closing conditions.

Listing of Movella Post-Closing Common Shares and Percentage Ownership of Movella

The New Movella Common Stock and the New Movella Warrants are expected to be listed on the Nasdaq Capital Markets (“Nasdaq”).

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, including a covenant to use reasonable best efforts to consummate the Business Combination as promptly as reasonably practicable. Pathfinder has also agreed to take all actions as may be necessary or reasonably appropriate such that, effective immediately after the Effective Time, the New Movella board of directors shall consist of seven directors, who shall be divided into three classes, which directors shall include six individuals designated by Movella after consultation with Pathfinder, with one of those individuals being designated by FP Credit Partners, L.P. (together with certain of its affiliates “Francisco Partners”). One individual on the New Movella board of directors will be designated by Pathfinder. In addition, Pathfinder has agreed to adopt an equity incentive plan and employee stock purchase plan, as described in the Business Combination Agreement.

Conditions to Each Party’s Obligation

The obligation of Pathfinder and Movella to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (ii) the absence of any order, law or other legal restraint or prohibition law issued by any court of competent jurisdiction or other governmental entity of competent jurisdiction, in each case, preventing the consummation of the transactions contemplated by the Business Combination Agreement, (iii) the effectiveness of the Registration Statement on Form S-4 to be filed by Movella in connection with the Business Combination, (iv) the approval of Movella’s shareholders, (v) the required approvals of Pathfinder’s shareholders, (vi) the approval of Pathfinder’s initial listing application with Nasdaq, (vi) after giving effect to the transactions contemplated by the Business Combination Agreement, Pathfinder having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) immediately after the Effective Time and (vii) the receipt of the applicable funding from FP Credit Partners, L.P. and its affiliates pursuant to the commitment letter provided by Francisco Partners at signing.

In addition, the obligation of Movella to consummate the Business Combination is subject to the fulfilment of other closing conditions, including, but not limited to, Pathfinder having performed or complied with, in all material respects, its covenants under the Business Combination Agreement. The obligation of Pathfinder to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to, (i) there being no Company Material Adverse Effect (as defined in the Business Combination Agreement) that is continuing since the execution of the Business Combination Agreement and (ii) Movella having performed or complied with, in all material respects, its covenants under the Business Combination Agreement.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of Pathfinder and Movella, (ii) by Pathfinder if the representations and warranties of Movella and Merger Sub are not true and correct (to the appropriate standards set forth in the Business Combination Agreement) or if Movella fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by Movella if the representations and warranties of Pathfinder are not true and correct (to the appropriate standards set forth in the Business Combination Agreement) or if Pathfinder or Merger Sub fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) by either Pathfinder or Movella if the Business Combination is not consummated by the SPAC Expiration Date, as defined in the Business Combination Agreement, (v) subject to certain limited exceptions, by either Pathfinder or Movella if the transactions contemplated by the Business Combination Agreement have not been consummated by April 30, 2023, (vi) by either Pathfinder or Movella if any governmental entity of competent jurisdiction shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement and such order or other action shall have become final and nonappealable, (vii) by either Pathfinder or Movella if certain required approvals are not obtained from the Pathfinder shareholders after the conclusion of a meeting of Pathfinder’s shareholders held for such purpose at which such shareholders voted on such approvals, and (viii) by Pathfinder if the transaction support agreements (as described below) and certain consents of the shareholders of Movella are not delivered by Movella by the requisite times described in the Business Combination Agreement.

If the Business Combination Agreement is validly terminated, subject to certain limited exceptions, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement in excess of a certain amount, including for customary provisions and obligations that survive the termination thereof (such as confidentiality obligations).

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates, as specified therein. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties, including for the purpose of allocating risk among the parties rather than establishing matters as facts, and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly, and are subject to a contractual standard of materiality different from that generally applicable to shareholders.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, Pathfinder, Pathfinder Acquisition LLC, , a Delaware limited liability company (the “Sponsor”) and each of Richard Lawson, David Chung, Lindsay Sharma, Jon Steven Young, Hans Swildens, Steven Walske, Lance Taylor, Omar Johnson and Paul Weiskopf (each, a “Pathfinder Insider” and together with the Sponsor, “Pathfinder Persons”), each of whom is a member of Pathfinder’s board of directors and/or management, and Movella entered into the Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which the following actions will occur:

●	the Sponsor and each director and officer of Pathfinder have agreed to vote the Class B ordinary shares owned by him, her or it in favor of the Business Combination Agreement and the transactions contemplated thereby (including the Merger) and to forego redemption rights, if any, in respect thereof,

●	each of the Pathfinder Persons who own Class B ordinary shares have agreed to, subject to, and conditioned upon and effective as of immediately prior to, the occurrence of the Effective Time, (i) waive any adjustment to the conversion ratio set forth in the governing documents of Pathfinder and any other anti-dilution or similar protection with respect to the Class B ordinary shares owned by him, her or it (in each case, whether resulting from the transactions contemplated by the Business Combination Agreement or otherwise) and (ii) not assert or perfect any rights to adjustment of the conversion ratio with respect to the Class B ordinary shares owned by him, her or it set forth in the governing documents of Pathfinder or any other anti-dilution or similar protection with respect to the Class B ordinary shares owned by him, her or it (in each case, whether resulting from the transactions contemplated by the Business Combination Agreement or otherwise),

●	subject to, and conditioned upon the occurrence of, and effective as of immediately after, the Effective Time, fifty percent of the Class B ordinary shares shall be forfeited, surrendered and transferred to Pathfinder and shall be deemed cancelled and no longer outstanding;

●	subject to, and conditioned upon, the occurrence of and effective as of, the Effective Time, the Sponsor and the Pathfinder Insiders have each agreed to terminate certain existing arrangements with Pathfinder, including existing registration rights and the existing lock-up obligations with respect to his, her or its Pathfinder Shares.

A copy of the Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference thereto.

Movella Transaction Support Agreements

As promptly as reasonably practical (and in any event within twenty-one days) following the signing of the Business Combination Agreement, certain shareholders of Movella (the “Movella Transaction Supporting Shareholders”), will enter into a Transaction Support Agreement (the “Movella Transaction Support Agreement”) with Pathfinder, the Sponsor and Movella, pursuant to which the Movella Transaction Supporting Shareholders will agree to, among other things, (i) be bound by and subject to certain covenants and agreements related to, or in furtherance of, the transactions contemplated by the Business Combination Agreement and the Ancillary Documents (as defined in the Business Combination Agreement) (including the Pre-Closing Recapitalization and the Merger), (ii) support and vote in favor of the Business Combination Agreement, the Ancillary Documents to which Movella is or will be a party and the transactions contemplated thereby (including the Pre-Closing Recapitalization and the Merger), (iii) take, or cause to be taken, any actions necessary or advisable to (A) cause certain agreements to be terminated effective as of the Closing and (B) not transfer any of his, her or its equity securities of Movella and (iv) provide a proxy to Pathfinder permitting Pathfinder to take such actions in their stead, in each case, on the terms and subject to the conditions set forth in the Movella Transaction Support Agreement.

The foregoing description of the Movella Transaction Support Agreement is subject to and qualified in its entirety by reference to the full text of the Form of Movella Transaction Support Agreement, a copy of which is included as Exhibit 10.2 hereto, and is incorporated herein by reference.

Shareholder Rights Agreement

Concurrently with the execution of the Business Combination Agreement, Pathfinder, the Sponsor, Movella, Francisco Partners and certain other equityholders of Movella (collectively, the “Investors”) entered into a registration and shareholder rights agreement (the “Shareholder Rights Agreement”) to be effective upon closing pursuant to which, among other things, the Investors have been granted certain customary registration rights.

Pursuant to the Shareholder Rights Agreement, the Sponsor, Francisco Partners and the Legacy Pathfinder Holders (as defined in the Shareholder Rights Agreement) have agreed that, subject to certain customary exceptions, they will not effect any sale or distribution of New Movella equity securities during the period commencing on the Closing Date and ending on the earlier of (a) the date that is three hundred and sixty five (365) days following the Closing Date and (b) (i) the first date on which the closing price of the New Movella Common Stock has been greater than or equal to $12.00 per share (as adjusted for share subdivisions, share capitalizations, share consolidations, reorganizations, recapitalizations and the like) measured using the daily closing price for any 20 trading days within a 30-trading day period commencing at least one hundred and fifty (150) days after the Closing Date or (y) the date on which New Movella completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all New Movella’s shareholders having the right to exchange their New Movella Common Stock for cash, securities or other property (the “Lock-Up Release Condition”). Each other Investor has agreed that, subject to certain customary exceptions, he, she, or it shall not effect any sale or distribution of Movella equity securities during the period commencing on the Closing Date and ending on the date that is six (6) months following the Closing Date.

The foregoing description of the Shareholder Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Shareholder Rights Agreement, a copy of which is included as Exhibit 10.3 hereto and is incorporated herein by reference.

Second Amendment and Restatement of Working Capital Note

As previously reported, on July 15, 2021, Pathfinder issued an unsecured promissory note (the “Working Capital Note”) to the Sponsor, providing for borrowings by Pathfinder in an aggregate principal amount of up to $500,000. On May 24, 2022, Pathfinder and the Sponsor entered into an amendment and restatement of the Working Capital Note (the “Amended and Restated Working Capital Note”) to allow for borrowings from time to time of an additional $250,000 (or up to $750,000 in the aggregate). On October 3, 2022, in connection with entering into the Business Combination Agreement, Pathfinder and the Sponsor entered into an amendment and restatement of the Amended and Restated Working Capital note (the “Second Amended and Restated Working Capital Note”) to allow for borrowings from time to time of an additional $500,000 (or up to $1,250,000 in the aggregate).

The Second Amended and Restated Working Capital Note was issued to allow for borrowings from time to time by Pathfinder for working capital expenses. The Second Amended and Restated Working Capital Note (i) bears no interest, (ii) is due and payable upon the earlier of (a) April 30, 2023 and (b) the date that Pathfinder consummates an initial business combination and (iii) may be prepaid at any time. The Second Amended and Restated Working Capital Note is subject to customary events of default, including for failure to make required payments and bankruptcy. A failure to make required payments allows the Sponsor to declare the Second Amended and Restated Working Capital Note due and payable and a bankruptcy automatically triggers the unpaid principal balance of the Second Amended and Restated Working Capital Note and all other sums payable with regard to the Second Amended and Restated Working Capital Note becoming immediately due and payable.

The issuance of the Second Amended and Restated Working Capital Note has not been registered under the Securities Act of 1933, as amended, in reliance upon the exemption provided in Section 4(a)(2) thereof.

The foregoing description of the Second Amended and Restated Working Capital Note is subject to and qualified in its entirety by reference to the full text of the Second Amended and Restated Working Capital Note, a copy of which is included as Exhibit 10.4 hereto and is incorporated herein by reference.

Commitment Letter

In connection with the Business Combination Agreement, Pathfinder, Merger Sub and Movella entered into a financing commitment letter (the “Commitment Letter”), dated as of October 3, 2022, with FP Credit Partners, L.P. (“FP”), an affiliate of Francisco Partners, pursuant to which FP or certain of its affiliates have committed $75 million of financing to support the Business Combination. Under the terms of the Commitment Letter, FP or its affiliates have committed (i) to launch a tender offer for the purchase of up to $75 million of Pathfinder’s Class A ordinary shares (the “Tender Offer”), and (ii) to the extent the total amount tendered and actually purchased upon expiration of the Tender Offer is less than $75 million, to purchase from Pathfinder an amount of Pathfinder Post-Closing Common Shares equal to the difference between $75 million and the amount purchased by FP in the Tender Offer (the “Private Placement”), which would occur prior to and substantially concurrently with the Closing. The ordinary shares purchased in the Tender Offer and the Private Placement are referred to herein as the “FP Shares”, and the funds attributable to the FP Shares will be retained in Pathfinder’s trust by virtue of a non-redemption agreement.

In exchange for the non-redemption agreement for the FP Shares, Movella will issue to FP at Closing a 5-year $75 million venture-linked secured note (the “VLN Facility”). Pursuant to the VLN Facility, New Movella will have the unilateral right, subject to certain exceptions, to sell all or a portion of the FP Shares at any time at its sole discretion over the life of the VLN Facility, and a percentage of the proceeds (which percentage is a function of when proceeds are generated, based on a predetermined schedule with a sliding scale) of any such sale shall be applied as a credit against the principal amount of the VLN Facility upon a repayment or refinancing event.  If the Closing occurs, the VLN Facility will mature five years after the Closing.

The Commitment Letter also provides for a commitment by FP or its affiliates to provide a $25 million senior secured note (the “Pre-Close Facility,” collectively with the VLN Facility, the Tender Offer, and the Private Placement, the “Transactions”) to Movella prior to Closing. If advanced, the Pre-Close Facility would be available to Movella for working capital, to refinance certain existing debt of Movella, to pay transaction costs and expenses, and for other general corporate purposes.  If deemed advanced, the VLN Facility will be comprised of the aggregate amount of the Tender Offer and the Private Placement and would refinance the Pre-Close Facility and be available for other general corporate purposes. The consummation of the Transactions pursuant to definitive agreement(s) to be entered into and the availability of the Pre-Close Facility and the VLN Facility and the launch of the Tender Offer and, if applicable, the consummation of the Private Placement, are subject to the satisfaction of certain customary conditions and closing conditions (as applicable), including in the case of the VLN Facility, the consummation of the proposed Business Combination.  There can be no assurances that any such conditions will be satisfied.

Prior to the Closing, the Pre-Close Facility will bear interest at 9.25% per annum. If the Closing occurs and the VLN Facilty is deemed advanced, the VLN Facility will bear interest at SOFR plus 9.25% per annum and be paid in kind.  If the VLN Facility is paid or prepaid, New Movella is required to pay an amount equal to the greater of the principal balance of the VLN Facility being paid or prepaid, plus accrued and unpaid interest, and a minimum agreed contractual return that increases in each year that the VLN Facility remains outstanding after the Closing.

The Commitment Letter also contemplates that FP shall have the right, subject to approval of New Movella, to designate one independent director to the board of New Movella to serve until such time as the then extant term of such director expires immediately following the VLN Facility having been paid in full. If the Business Combination is not consummated, FP shall not have any board designation rights but shall instead be entitled to receive information and board observer rights to the Movella board.

The obligations under the Pre-Close Facility and the VLN Facility will be secured by substantially all of Movella’s and certain of its subsidiaries’ assets and by New Movella (after the Closing). The Pre-Close Facility and the VLN Facility will have certain customary events of default, representations and warranties, and affirmative and negative covenants.

Under the terms of the Commitment Letter, FP will act as sole lead arranger and sole lead bookrunner in connection with the Pre-Close Facility and the VLN Facility. Movella will pay certain customary fees and expenses in connection with obtaining the Transactions. The Commitment Letter also contemplates the issuance of 1.0 million common shares by Pathfinder to FP or certain of its affiliates at the Effective Time, subject to and conditioned upon the Business Combination occurring and the full deemed funding of the VLN Facility. There are no provisions under the terms of the Commitment Letter in which FP or an affiliate thereof will be issued additional shares post-Closing.

The foregoing description of the Commitment Letter is qualified in its entirety by reference to the full text of the Commitment Letter or any definitive agreements superseding such Commitment Letter expected to be contained in an exhibit to the registration statement on Form S-4 to be filed in connection with the Business Combination or the Annual Report on Form 10-K for the year ended December 31, 2022, in each case, to be filed by Pathfinder.

Item 2.03. Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Second Amended and Restated Working Capital Note is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On October 4, 2022, Pathfinder, issued a press release announcing that it had entered into the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Pathfinder and Movella have prepared for use in connection with the announcement of the entry into the Business Combination Agreement.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

In connection with the Business Combination, Pathfinder intends to file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement to be distributed to holders of Pathfinder’s ordinary shares in connection with Pathfinder’s solicitation of proxies for the vote by Pathfinder’s shareholders with respect to the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Movella’s shareholders in connection with the Business Combination. After the Registration Statement has been filed and declared effective, Pathfinder will mail a definitive proxy statement to holders of its ordinary shares as of the record date to be established for voting on the Business Combination. Investors and security holders and other interested parties are urged to read the proxy statement/prospectus, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Pathfinder, Movella, and the Business Combination. Investors and security holders may obtain free copies of the Registration Statement, preliminary proxy statement/prospectus and definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Pathfinder through the website maintained by the SEC at http://www.sec.gov. The documents filed by Pathfinder with the SEC also may be obtained free of charge at Pathfinder’s website at www.pathfinderacquisition.com or upon written request to Pathfinder at 1950 University Avenue, Suite 350, Palo Alto, CA 94303.

Participants in Solicitation

Pathfinder and Movella and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Business Combination. Information about the directors and executive officers of Pathfinder is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation of the shareholders of Pathfinder and a description of their direct and indirect interests in Pathfinder, by security holdings or otherwise, will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Business Combination when they become available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Business Combination between Movella and Pathfinder. This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities of Pathfinder or Movella, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” regarding Pathfinder, Movella, and the combined company. Statements in this communication that are not historical in nature may constitute forward-looking statements. In addition, any statements that refer to Pathfinder’s, Movella’s, or the combined company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions, performance, projections, forecasts, or estimates, including with respect to financial or other performance or valuation metrics or market size or opportunity, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Pathfinder’s or Movella’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. The words “anticipate,” “believe,” “continue,” “could,” “enable,” “estimate,” “expect,” “extend,” “future,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “see,” “seem,” “should,” “will,” “would,” and similar expressions, or the negative of such expressions, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this communication include, but are not limited to, statements regarding the following: Pathfinder’s or Movella’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future; the potential impact of the transaction on Movella and the combined company, including allowing Movella to continue to rapidly scale its platform and further invest in market-leading movement capture and digitization solutions; the ability of Movella’s solutions to enable real-time digitized movement in the emerging high-growth areas of the Metaverse, next-generation gaming, live streaming and other applications; the anticipated use of capital raised from the transaction to further scale and grow the business; the expectation that Movella and the combined company, as applicable, may achieve breakeven on an Adjusted EBITDA basis as early as the third quarter of 2023 and profitability on an Adjusted EBITDA basis as early as the third quarter of 2023; the belief that Movella’s proprietary technology, scalable business model, and experienced leadership team will position Movella to extend its leadership position and continue to deliver innovations that drive the industry; the anticipated or potential features, benefits, and applications for Movella’s products and technology and timing thereof; the market opportunity for Movella’s products and technology; the anticipated timing of the closing of the Business Combination; and the anticipated gross proceeds the Business Combination, including the Francisco Partners financing, is expected to deliver to the combined company.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Pathfinder’s or Movella’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Although each of Pathfinder and Movella believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Pathfinder and Movella caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. These risks and uncertainties include, but are not limited to, the following: (i) Pathfinder’s and Movella’s ability to complete the Business Combination, including the Francisco Partners financing, during the anticipated timeframe or at all; (ii) Movella’s success in retaining or recruiting, or changes required in, officers, key employees, or directors following the Business Combination; (iii) the funds in the trust account being available to Pathfinder or the combined company; (iv) Pathfinder’s or the combined company’s ability to obtain additional financing to complete the Business Combination; (v) Pathfinder’s public securities’ liquidity and trading and those of the combined company; (vi) the lack of a market for Pathfinder’s or the combined company’s securities; (vii) the use of funds not held in the trust account or available to Pathfinder from interest income on the trust account balance; (viii) the trust account not being subject to claims of third parties; (ix) general economic conditions and Movella’s financial performance; (x) the impact of the COVID-19 pandemic, macroeconomic conditions, and geopolitical crises; (xi) the number of Pathfinder shareholders voting against the business combination proposal; (xii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement; (xiii) the ability to achieve and maintain the listing of the combined company’s shares on a national securities exchange following the business combination; (xiv) changes adversely affecting the businesses in which Movella is engaged; (xv) management of growth; (xvi) Movella’s ability to execute on its business strategy and plans; (xvii) the result of future financing efforts; and (xviii) risks related to regulatory matters, as well as the factors described under the heading “Risk Factors” in Pathfinder’s Annual Report on Form 10-K for the year ended December 31, 2021, Pathfinder’s registration statement on Form S-1 (File No. 333-252498), the registration statement on Form S-4 discussed below, and other documents filed by Pathfinder from time to time with the SEC.

If any of these risks materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Pathfinder nor Movella presently know or that Pathfinder and Movella currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Pathfinder’s and Movella’s expectations, plans or forecasts of future events and views as of the date of this communication. Pathfinder and Movella anticipate that subsequent events and developments will cause Pathfinder’s and Movella’s assessments to change. However, while Pathfinder and Movella may elect to update these forward-looking statements at some point in the future, Pathfinder and Movella specifically disclaim any obligation to do so, except to the extent required by applicable law. These forward-looking statements should not be relied upon as representing Pathfinder’s and Movella’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of October 3, 2022, by and among Pathfinder Acquisition Corporation, Movella Inc. and Mocha Merger Sub, Inc.
10.1	Sponsor Letter Agreement, dated as of October 3, 2022, by and among Pathfinder Acquisition Corporation, Pathfinder Acquisition LLC, and each of Richard Lawson, David Chung, Lindsay Sharma, Jon Steven Young, Hans Swildens, Steven Walske, Lance Taylor, Omar Johnson and Paul Weiskopf.
10.2	Form of Company Shareholder Transaction Support Agreement, by and among Pathfinder Acquisition Corporation, Movella Inc., Pathfinder Acquisition LLC and certain shareholders of Movella.
10.3	Registration and Shareholder Rights Agreement, dated as of October 3, 2022, by and among Movella Inc., Pathfinder Acquisition LLC and the other parties named therein.
10.4	Second Amended and Restated Promissory Note, dated as of October 3, 2022, by and among Pathfinder Acquisition Corporation and Pathfinder Acquisition LLC.
99.1	Press Release, dated October 4, 2022
99.2	Investor Presentation, dated October 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2022

PATHFINDER ACQUISITION CORPORATION

By:	/s/ David Chung
Name:	David Chung
Title:	Chief Executive Officer